SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): September 16, 2002
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                            INTERNATIONAL STAR, INC.
                -------------------------------------------------
               (Exact name of registrant as specified in charter)


         Nevada                       0-28861                 86-0876846
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(State or other jurisdiction        (Commission             (I.R.S. Employer
of incorporation)                   File Number)            Identification No.)


  631 North Stephanie Street, #187, Henderson, NV                 89014
  -----------------------------------------------              -----------
      (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code (702) 869-8757
                                                   --------------



                                 Not Applicable
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

The Board of Directors of International Star, Inc. ("the Company") has signed a "Letter of Intent" to acquire Cardinal Data Systems, LLC ("Cardinal") a Nevada limited liability company, which will operate as a wholly owned subsidiary of the Company.

The parties agreed to draft a formal agreement for execution within 60 days, subject to final approval of both companies' Boards of Directors. The agreement will provide for the Company to acquire a 100% equity interest in Cardinal in exchange for newly-issued, restricted common shares of the Company in an amount to be determined. As part of the transaction, the current principal of Cardinal will assume a seat on the board of International Star.

About Cardinal Data Systems, LLC

  (See press release under ITEM 9 below.)


ITEM 9  -  REGULATION FD DISCLOSURE


                               - PRESS RELEASE -
     International Star, Inc. Announces the Signing of a "Letter of Intent" to Acquire a Wholly Owned Subsidiary, Cardinal Data Systems, LLC

LAS VEGAS, September 16, 2002 -- INTERNATIONAL STAR, INC. (OTCBB:ISRI) announces that the Board of Directors has signed a "Letter of Intent" to acquire Cardinal Data Systems, LLC as a wholly owned subsidiary.

Both parties confirmed that the closing of the agreement to acquire Cardinal Data Systems, LLC would be concluded during the fourth quarter of 2002. Per the "Letter of Intent", International Star, Inc will acquire 100% interest in the new subsidiary and the principal of Cardinal Data Systems will join the Board of Directors.

Established December 1998 in Mission Viejo, CA., Cardinal Data Systems (CDS) is a multidimensional "Information Technologies" (IT) company and will provide the technology infrastructure for International Star, Inc. and all its subsidiaries.

CDS provides a full array of mainframe, PC and Internet technical services including:

Internet Services

     Web hosting, web design and email with expertise in IIS, ISAPI, ASP,
     (D)HTML, COM and SQL.

Consulting Services

     With technical support of Visual C++ (and MFC), ActiveX, ATL, Visual Basic, Visual Interdev, Microsoft, SQL Server, MSDOS, Microsoft Windows, Windows NT Server 4.0, Microsoft Exchange Server, TCP/IP, IIS, ISAPI, ASP, (D)HTML and most office products.


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Reader Services

     A state-of-the-art online advertising, marketing and support application service with instant access to expanded content, such as, product specifications and brochures.

Programming

     Personal Computers - Visual C++, MFC, Visual Basic, ActiveX, ATL, SQL, Access, System Services, COM, Java and J++ including custom interfaces for Word, Outlook and Excel.

     Mainframe - Extensive experience includes VSE/ESA, VM/ESA, DOS/VS(E), Assembly, CMS, (F)COBOL, RPG, Fortan, REXX and DOS.

Monitor Service (iCheckerTM)

     CDS provides remote monitoring of any web site worldwide to detect error conditions and provide rapid alert information via telephone beeper or voice messaging and/or email to responsible support organization. This service minimizes downtime and reduces the resulting lost revenue for the owners of web sites and eCommerce businesses.

Additionally, CDS has developed and will market an exclusive email security program (eKeyTM), which will facilitate such applications as online voting, controlled access to membership accounts and the secure access and transfer of inter-active data.

The management of International Star, Inc. views this acquisition as a key element in executing its strategic plan to increase shareholder value in the parent Company and subsidiaries.


INTERNATIONAL STAR, INC. AND CARDINAL DATA SYSTEMS, LLC web sites are accessible on the Internet at www.istarnevada.com and www.crdnldata.com respectively.

NOTE: Safe harbor for Forward Looking Statements.
Except for historical information contained herein, the statements in this news release are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause the company's actual results in the future periods to differ materially from forecasted results. These risks and uncertainties include, among other things, volatility of prices, product demand, market compensation, risk inherent in the company's international operations, imprecision of reserve estimates and the company's ability to replace and expand reserves.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     INTERNATIONAL STAR, INC.


Dated: September 16, 2002        By: /s/ Kamal Alawas
                                     ------------------------------
                                     Kamal Alawas
                                     President and Chief Executive Officer




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